SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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The Kroger Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 27, 2013.

THE KROGER CO.

THE KROGER CO.
1014 VINE STREET
CINCINNATI, OH 45202
Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 30, 2013
Date:  June 27, 2013       Time:  11:00 AM EDT
Location:	Music Hall Ballroom
Music Hall
1241 Elm Street
Cincinnati, OH 45202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

COMBINED NOTICE, PROXY STATEMENT, AND ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 14, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees:

	1a.	Reuben V. Anderson

	1b.	Robert D. Beyer

	1c.	David B. Dillon

	1d.	Susan J. Kropf

	1e.	John T. LaMacchia

	1f.	David B. Lewis

	1g.	W. Rodney McMullen

	1h.	Jorge P. Montoya

	1i.	Clyde R. Moore

	1j.	Susan M. Phillips

	1k.	Steven R. Rogel

	1l.	James A. Runde

	1m.	Ronald L. Sargent

	1n.	Bobby S. Shackouls

The Board of Directors recommends that you vote FOR proposals 2 and 3.

2.	Advisory vote to approve executive compensation.

3.	Approval of PricewaterhouseCoopers LLP, as auditors.

The Board of Directors recommends that you vote AGAINST proposals 4, 5, 6 and 7.

4.	A shareholder proposal, if properly presented, to publish a report on human rights risks in the supply chain.

5.	A shareholder proposal, if properly presented, to adopt a policy that the Board’s chairman be an independent director.

6.	A shareholder proposal, if properly presented, to issue a report regarding extended producer responsibility for post-consumer package recycling.

7.	A shareholder proposal, if properly presented, to adopt and implement a comprehensive palm oil policy.

NOTE: The Company will transact such other business as may properly be brought before the meeting. Holders of common shares of record at the close of business on April 30, 2013 will be entitled to vote at the meeting. To receive directions to the annual meeting please call 513-762-1220.

ADMISSION TICKET – if you plan to attend the annual meeting of shareholders, please bring this notice with you as it serves as your admission ticket. This ticket admits only the shareholder(s) listed on this notice and is not transferable.